UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2022

Public Service Enterprise Group Incorporated

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973 430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

This Amendment reflects an update to the Current Report on Form 8-K filed on April 22, 2022 by Public Service Enterprise Group Incorporated (“PSEG”) disclosing vote results from the Annual Meeting of Shareholders held on April 19, 2022. This amendment includes additional votes that were not previously reported while the outcome of the vote remains the same as follows:

There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement.

All of management’s nominees were elected to the Board of Directors.

The advisory vote on executive compensation was approved.

The appointment of Deloitte & Touche LLP as PSEG’s independent auditor was ratified.

Final results of the voting are provided below:

Proposal 1:

Election of Directors

Directors	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ralph Izzo	348,640,855	22,828,366	2,415,802	52,299,866
Susan Tomasky	367,001,509	5,856,777	1,026,737	52,299,866
Willie A. Deese	361,285,670	8,978,616	3,620,737	52,299,866
Jamie M. Gentoso	370,987,680	1,708,404	1,188,939	52,299,866
David Lilley	361,802,078	10,840,903	1,242,042	52,299,866
Barry H. Ostrowsky	367,388,144	5,265,654	1,231,225	52,299,866
Valerie A. Smith	370,424,604	2,262,674	1,197,745	52,299,866
Scott G. Stephenson	370,511,910	2,114,946	1,258,167	52,299,866
Laura A. Sugg	368,290,732	4,393,372	1,200,919	52,299,866
John P. Surma	358,786,797	13,867,602	1,230,624	52,299,866
Alfred W. Zollar	367,796,287	4,872,339	1,216,397	52,299,866

Proposal 2:	Votes For	Votes Against	Abstentions	Broker Non- Votes
Advisory Vote on the Approval of Executive Compensation	340,750,196	30,351,449	2,783,378	52,299,866

Proposal 3:	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor	406,873,316	18,181,528	1,130,045	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: May 10, 2022

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